SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 17, 2003

                                 SUSSEX BANCORP
             (Exact name of registrant as specified in its charter)

         New Jersey                     0-29030                22-3475473
         ----------                    ---------              ------------
(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                   File Number)          Identification No.)


          399 Route 23
       Franklin, New Jersey                                07416
       --------------------                                -----
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

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
Item 5.  Other events.
         ------------

         The Registrant issued a press release on April 17, 2003 announcing the declaration of a $0.07 per share cash dividend payable on May 27, 2003 to shareholders of record as of May 5, 2003.

Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.              Description
         -----------              -----------

              99 Press release announcing first quarter 2003 results and cash dividend.

Item 9.  Regulation FD Disclosure
         ------------------------

         The Registrant issued a press release on April 17, 2003 announcing the Registrant's results of operations for the first quarter of 2003.

         This Form 8-K provides the results of the Registrant's operations for the first quarter of 2003 under Item 12 - Results of Operations and Financial Condition. The information is furnished under Item 9 of the Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the exhibit to the Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     SUSSEX BANCORP
                                                     --------------
                                                     (Registrant)

Dated:   April 17, 2003                              By: /s/ Candace A. Leatham
                                                         -----------------------
                                                         CANDACE A. LEATHAM
                                                         Chief Financial Officer

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


                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                               Page No.
-----------       -----------                               --------

99                Press release announcing first quarter       5
                  2003 results and cash dividend.




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